UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: July 30, 2013

Tidelands Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

001-33065	02-0570232
(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina	29464
(Address of principal executive offices)	(Zip Code)

(843) 388-8433
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition

On July 30, 2013, Tidelands Bancshares, Inc., holding company for Tidelands Bank, issued a press release announcing its financial results for the period ended June 30, 2013.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.     Exhibit

99.1                  Press Release for the period ended June 30, 2013.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS BANCSHARES, INC.

Dated: July 30, 2013	By:	/s/ Thomas H. Lyles
Chief Executive Officer
(Principal Executive Officer)

Dated: July 30, 2013
	By:	/s/ John D. Dalton
John D. Dalton
Controller and Vice President (Principal Financial and Accounting Officer)

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